UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-3627)

Greenspring Fund, Incorporated
(Exact name of registrant as specified in charter)

2330 West Joppa Road, Suite 110
Lutherville, MD 21093-4641
(Address of principal executive offices) (Zip code)

Mr. Charles vK. Carlson, President
2330 West Joppa Road, Suite 110
Lutherville, MD 21093-4641
(Name and address of agent for service)

(410) 823-5353
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2008

Date of reporting period:  December 31, 2008

Item 1. Reports to Stockholders.

GREENSPRING
FUND

ANNUAL REPORT

DECEMBER 31, 2008

This report is authorized for distribution
only to shareholders who have received a
copy of the official Prospectus of the
Greenspring Fund, Incorporated.

Greenspring Fund, Incorporated

                    February 2009

Dear Fellow Shareholders:

We are pleased to present the Annual Report for the Greenspring Fund for 2008, a year that was a historic time in the financial markets in many ways.

The headlines in the financial newspapers of 2008 were dreadful. The Dow Jones Industrial Average had its worst year since 1931; the Standard & Poor’s 500 registered its worst year since 1937.  More than $10 trillion in market value was lost from the peak of the stock market (as measured by the Dow Jones Wilshire 5000 index) in October 2007 to the 2008 low this past November.  Foreign stock markets performed even more miserably. Even money market funds were not a guaranteed safe haven as difficulties at the Reserve Fund, the nation’s first money market fund, almost precipitated a panicky run on money market funds, until the government stepped in and guaranteed their safety.  The year 2008 also saw the shocking collapses of Bear Stearns, AIG, Fannie Mae, Lehman Brothers and other once-esteemed financial giants.  The capital markets were frozen, with even the most creditworthy corporations unable to raise new funds in the public markets.  Hedge funds, investment banks and investment funds worldwide were forced to unwind highly leveraged investment positions and sell assets at fire-sale prices as they sought to meet redemption demands and margin calls.

During this tumultuous year, the Greenspring Fund declined 11.72%, after the reinvestment of all dividends and distributions.  In the aftermath of this unfathomably eventful and volatile year, we thought it would be an

Greenspring Fund Performance for the Periods Ended December 31, 2008
1 Year	-11.72%
3 Years*	1.45%
5 Years*	3.87%
10 Years*	6.93%
15 Years*	7.71%
20 Years*	8.41%
Since inception on 7/1/83*	9.96%
Expense Ratio**	1.21%

*annualized.
**as stated in Prospectus dated 5-1-08.

The expense ratio of 1.21% includes indirect expenses that the Fund incurs from investing in the shares of other investment companies. The indirect fees represent the Fund’s pro rata portion of the cumulative expenses charged by the other investment companies. Without those indirect fees, the Fund’s Total Annual Operating Expenses would be 1.03%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-366-3863 or visiting the Fund’s web site. The Fund imposes a 2.00% redemption fee for shares held 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Greenspring Fund, Incorporated

opportune time to highlight certain characteristics that make the Greenspring Fund distinctive, and that also aided us during the turbulent times of 2008.  Unlike most mutual funds, the Greenspring Fund is not part of a larger family of mutual funds.  The Fund’s advisor, Corbyn Investment Management, does also offer individually managed accounts, but utilizes the same value-oriented investment philosophy as the Greenspring Fund.  Consequently, the investment advisor’s entire research focus is pointed in the same direction, with the research efforts not diluted among funds with different investment strategies.  Another important factor that we believe distinguishes the Greenspring Fund from many mutual funds is that we have the flexibility to alter our mix of investments among different asset classes, such as common stocks, preferred stocks, corporate bonds and convertible bonds.   We only commit our shareholders’ money to those areas where we find value.  Many mutual funds are mandated by their prospectus to invest in one specific area only (small-cap value, large-cap growth, convertible bonds, etc.) and, therefore, feel obligated to remain fully invested in that strategy at all times, regardless of what the manager may feel about the prospects for the sector. Being a flexible fund, we can vary our purchases among stocks (small cap, midcap and/or large cap, but always with a value bent), bonds and convertible bonds as we see fit, as long as we believe the purchases are capable of helping us achieve the Fund’s overall investment objective.  Furthermore, we are not pressured to stay fully invested at all times, an element that was of particular value to the Fund in 2008, as the presence of our cash reserves not only helped to preserve capital during turbulent days in the market, but also allowed us to take advantage of the many opportunities in the “buyer’s market” that existed.

INFLUENCES on PERFORMANCE

While the Greenspring Fund was certainly not unscathed, it fared far better than the market averages during these traumatic times.  Our fixed income securities performed better than our equities, and, as indicated in the following pie charts, we increased the Fund’s exposure to short-term high-yielding bonds as the year progressed.  In particular, our exposure to corporate bonds increased significantly, moving from 8% of assets to 26% of the Fund’s assets during 2008, while our investments in common stocks decreased from 58% to 37% of the Fund’s assets.

Greenspring Fund, Incorporated

Greenspring Fund Portfolio Allocation December 31, 2007	Greenspring Fund Portfolio Allocation December 31, 2008

PORTFOLIO ACTIVITY

During the market dislocation in recent months, we found many opportunities to purchase bonds at prices that should generate equity-like returns.  Especially in these volatile times, we believe investing in undervalued bonds presents a much clearer path to success, as there is a defined exit strategy.  If we do our analysis correctly and the issuing company makes its interest and principal payments on time, then we will realize the return that we anticipated (which can be mathematically calculated) at the time of purchase.  An undervalued stock, on the other hand, may continue to decrease in price in the short term, even if the company meets the operating performance expectations of investors.

Greenspring Fund Top 10 Holdings	% of Net Assets as of 12/31/08
Assurant Inc.	4.6%
Michael Baker Corp.	4.6%
Sepracor 0% convertible bonds	4.3%
FTI Consulting Inc.	3.0%
Digital River 1.25% convertible bonds	2.9%
United America Indemnity	2.8%
W.R. Berkley Corp.	2.4%
Xerox Corporation 7.625% corporate bonds	2.3%
Agere Systems 6.5% convertible bonds	2.3%
Emcor Group	2.3%

We also purchased many short-term bonds with yields-to-maturity that were significantly higher than several months earlier and markedly higher than the yields available on money market funds and commercial paper.  Additionally, these short-term investments help reduce overall volatility of the

Greenspring Fund, Incorporated

portfolio while providing a future source of buying power for the Fund as they mature, are redeemed, or are “put” back to the issuing companies.  Hedge funds, investment firms, insurance companies and other investors have been “deleveraging” and/or raising cash for many reasons.  As they have come to the market with their securities for sale, the abundance of offerings and the urgency (at times) of the sellers has resulted in very attractive purchase opportunities for those investors with available buying power.  We have continued to focus our interest on bonds of companies that have a combination of strong balance sheets (often with significant cash balances), positive cash flow generation, and a manageable bond maturity schedule, while we have tried to avoid bonds of companies that we feel will need significant access to the capital markets to refinance debts as they mature.

Our overall exposure to equities, as a percentage of assets, declined during 2008.  However, we were active buyers of equities at times during the year, establishing several new positions, as well as taking advantage of the market’s volatility to add to existing positions when the stocks “dipped.”  In some cases, we pared back the size of specific equity holdings during market rallies. We eliminated the following equity holdings during 2008: CIT Group, First Mariner Bancorp, Griffon Corp., Hercules/Ashland Inc. (takeover), Provident Bankshares, Radyne Corp. (takeover), SAIA Inc., Superior Essex (takeover), United Rentals, Wabash National, and Waste Industries (takeover).

INFLUENCES of SPECIFIC SECURITIES

The ten securities that had the largest impact on the Greenspring Fund’s performance during 2008 are shown in the chart on page 5. Of those securities, nine had negative impacts, with only one of the ten, our investment in Michael Baker, generating positive performance.  The securities having the greatest impact were common stock investments, with the exception of the Fund’s investment in the bonds of Sonic Automotive. A description of the five securities with the largest impact on the Fund’s performance during 2008 follows.

SUNCOR ENERGY common stock

Suncor is an integrated energy company, the primary business of which is the development of its vast oil sands reserves located in northwestern Canada.  Not only did Suncor have the largest impact on the Fund’s performance for the year, but it was also one of the securities having the greatest impact on the Fund’s performance in all four quarters of the year (three quarters negative, one quarter positive).  During the year, Suncor’s stock price was significantly influenced by movements in the price of crude oil. As the price of crude oil increased during the first half of 2008, Suncor’s stock price appreciated; but as the price of oil fell by over $100 a barrel from the highs reached during the summer, Suncor’s stock price mirrored that decline.

Greenspring Fund, Incorporated

Compounding the negative impact of the decline in the price of oil, Suncor was also forced to reduce its 2008 oil sands production due to planned and unplanned maintenance on its production facilities. The oil price decline came at a bad time for Suncor as the Company was working on a major expansion project that would have significantly increased its annual oil production. The low oil price combined with the current credit crisis has forced Suncor to delay these major expansion plans. However, we expect Suncor’s operating performance to improve in 2009 as the Company should benefit from increased oil production resulting from a plant expansion completed in 2008. Rising oil prices would also benefit Suncor, as it would highlight its very extensive and long-lived oil sands assets. Suncor’s stock price began the year at more than $54 per share, and finished 2008 at approximately $20.

RUSH ENTERPRISES common stock

Rush Enterprises operates the largest network of truck dealerships in the United States and is the leading retailer of the high-quality Peterbilt brand of heavy-duty trucks. The Fund owns both Class A and Class B shares, with the principal difference being the number of votes per share that holders are entitled to cast. The weak economic environment, combined with tight credit conditions, has resulted in decreased demand for both heavy-duty and medium-duty trucks. Rush Enterprises has not been able to escape this decline and reported lower sales and profits during 2008. Another segment of the enterprise, the parts and service business, has performed very well throughout this downturn and has helped the company maintain a relatively high level of profitability despite the substantial decline in truck sales. We believe Rush Enterprises is well positioned to benefit from an economic recovery and the resulting increase in truck sales. Rush Enterprises’ common stock decreased from approximately $18 per share at the beginning of the year to about $9 per share at year-end.

Securities that had the Most Significant Impact on Greenspring Fund Performance During 2008
Suncor Energy
Rush Enterprises (Class A and B)
CIT Group
Energen Corporation
FTI Consulting
Michael Baker Corp.
Carpenter Technology Corp.
United America Indemnity
Sonic Automotive 8 5/8% August 15, 2013
Brush Engineered Materials

CIT Group common stock

The Greenspring Fund initially purchased shares of this specialty finance company in July of 2002 shortly after it was spun-off by its former parent, Tyco International. The Fund purchased additional shares on several occasions during 2007 after CIT

Greenspring Fund, Incorporated

announced a restructuring of its home lending operations, which had encountered some difficulties related to subprime mortgage lending. Although the home lending business was a relatively small part of CIT’s business, the problems were significant enough to cause the Company to report a loss. As 2008 progressed, CIT, like many other financial institutions, experienced tremendous difficulty accessing the credit markets for additional funding and was forced to draw down its bank credit facilities in order to provide liquidity and retire maturing debt. Without access to the credit markets, CIT was forced to manage its balance sheet for liquidity and sold additional shares of common stock in a very dilutive public offering. With CIT’s prospects unclear, the Fund sold its holdings in the common stock in June at more than $9 per share, compared with a value of $24 per share at the beginning of the year.

The Fund did take advantage of the enhanced liquidity on CIT’s balance sheet by purchasing positions in several short-term CIT bonds. All of the bonds that the Fund purchased during 2008 matured on schedule prior to the end of the year and provided very attractive yields-to-maturity.

Energen Corp common stock

Energen Corp is a diversified energy company primarily engaged in the development of onshore natural gas, oil, and natural gas liquids reserves located in the United States. Energen also owns Alabama Gas Corporation, the largest distributor of natural gas in Alabama. Operationally, Energen performed very well during 2008. Earnings per share came in well within the range expected at the beginning of the year.  The Company increased its dividend and maintained a very strong balance sheet while investing considerable cash resources to increase its annual production of oil and natural gas. However, the dramatic decline in the price of natural gas and crude oil during the second half of the year caused investors to lower their expectations for future earnings and brought the stock price down as well. Energen’s stock price began the year at approximately $64 per share, reached a high of over $79 dollars at mid-year, but finished the year just above $29 per share. We believe the current valuation more than discounts the market’s dismal expectations of future energy prices and does not reflect the underlying value of the Company’s proven gas and oil reserves, the potential for the discovery of additional reserves, and the franchise value of its gas distribution business.

FTI Consulting common stock

FTI Consulting is a business advisory firm that provides a suite of services to companies experiencing financial stress, or that are involved in complex regulatory or legal issues. We have written about FTI on several occasions in prior quarterly letters, typically discussing the positive impact the investment had on the Fund’s performance. FTI’s leading position in consulting services to corporations

Greenspring Fund, Incorporated

undergoing various forms of corporate restructuring should continue to experience robust demand during the difficult economic times currently being experienced in many countries throughout the world. FTI may also benefit from the potential for increased regulations originating from Washington as politicians react to the current financial crisis. The stock appreciated in price through most of 2008 as its operations performed very well, but declined substantially in the fall after the Company reported disappointing third quarter earnings, as the severe disruption in the financial markets had caused a number of clients to temporarily defer certain projects. FTI’s stock price appreciated from $62 at the beginning of the year to $80 by late summer, but then fell to $45 at year-end. Although the percentage decline in the stock price for the year was less than the decline in the general market averages, the impact on the Fund’s performance was significant since FTI was a top five holding throughout the year. We did reduce our position in FTI on several occasions earlier in the year when the stock price seemed to reflect very optimistic assumptions about future earnings growth. However, after the decline in FTI’s stock price, we felt it to be attractively valued relative to FTI’s potential to achieve strong earnings despite the current difficult economic environment.

OUTLOOK

Looking to the future, it appears that the capital markets have stabilized to some degree and are showing modest signs of life, with more than a handful of companies successfully tapping the bond market in recent weeks to raise new funds, albeit at interest rates far higher than desired.  Clearly, most of our leaders in Washington, on both sides of the aisle, are intent on pouring as much liquidity as necessary into the system to battle the contractionary effects of the deleveraging financial system. The long-run inflationary effects of such a policy are currently being ignored, as it is being deemed more important in the short run to ensure the healthy functioning of the capital markets and to avoid a deflationary spiral.

We continue to find many excellent opportunities in short-term high-yielding bonds, both convertible and non-convertible.  The yields are attractive, especially when compared with the yields available on Treasury securities of similar maturity.  These fixed income holdings have helped to reduce the overall volatility of the Fund’s portfolio in these uncertain times. We are carefully analyzing these investments and attempting to purchase only those where the path to repayment is clear and the need to access the capital markets in the near future is not pressing.  With the sharp volatility of the equity markets expected to continue in the near future, we believe the percentage of assets invested in equities will continue to fluctuate as we add to the stock holdings when sell-offs seem overdone, and pare back positions when valuations seem to reflect more optimistic assumptions than may be warranted given the economic environment.

Greenspring Fund, Incorporated

All of us at the Greenspring Fund are working hard in an effort to preserve your capital during these difficult times and are attempting to grow it responsibly.  We are determined to improve the Fund’s portfolio each and every day, and strive to achieve our goal of providing steady, consistent investment returns, even during these historically tumultuous times that have challenged every investor.  As always, we appreciate the faith and trust that you have placed in us.

Respectfully,

Charles vK. Carlson	Michael J. Fusting
Portfolio Manager	Co-Chief Investment Officer
Co-Chief Investment Officer

Mutual fund investing involves risk. Principal loss is possible. Small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Current and future portfolio holdings are subject to risk.

The Dow Jones Industrial Average, Standard and Poor’s 500 and Dow Jones Wilshire 5000 Indices are unmanaged indices commonly used to measure performance of U.S. stocks. You cannot invest directly in an index. Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income. Earnings per share is calculated by taking the total earnings divided by the number of shares outstanding.

Distributed by Quasar Distributors, LLC 2/09

Greenspring Fund, Incorporated

Growth of a $10,000 Investment in the Greenspring Fund
Over the Last Ten Years

Average Annual Total Returns
	For Periods Ended December 31, 2008
	1 Year	3 Years	5 Years	10 Years
Greenspring Fund	-11.72%	1.45%	3.87%	6.93%
Russell 3000 Index	-37.31%	-8.63%	-1.95%	-0.80%
Lipper Flexible Portfolio Fund Index	-30.02%	-4.73%	0.14%	0.68%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Greenspring Fund (the “Fund”) distributions or the redemption of Fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end is available at www.greenspringfund.com or by calling 1-800-366-3863 toll free.  The Fund imposes a 2.00% redemption fee for shares held 60 days or less.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

Greenspring Fund, Incorporated

Expense Example For the Six Months Ended December 31, 2008 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) redemption fees if you redeem within 60 days of purchase; and (2) ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/2008 - 12/31/2008).

Actual Expenses
The first line of the table below provides information about actual account values based on actual returns and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During the Period 7/1/2008 – 12/31/2008*
Actual	$1,000	$ 883	$5.02
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$5.38

*	Expenses are equal to the Fund’s annualized expense ratio of 1.06%, multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at December 31, 2008

Shares		Value
COMMON STOCKS: 36.9%
Business & Professional Services: 3.0%
208,576	FTI Consulting, Inc.*	$9,319,176
Commercial Banks: 1.3%
40,074	American National
	Bankshares, Inc.	681,258
398,801	Cardinal
	Financial Corp.	2,269,178
25,000	Middleburg
	Financial Corp.	351,500
30,000	Patriot National
	Bancorp, Inc.	210,000
27,500	Southern National
	Bancorp of Virginia*	152,625
14,476	SunTrust Banks, Inc.	427,621
		4,092,182
Construction & Engineering: 6.8%
315,700	EMCOR Group, Inc.*	7,081,151
379,275	Michael Baker Corp.*	13,999,040
		21,080,191
Diversified Gas Utilities: 1.0%
108,400	Energen Corp.	3,179,372
Electric Utilities: 1.0%
99,000	PPL Corp.	3,038,310
Electrical Equipment: 0.2%
17,400	Emerson Electric Co.	637,014
Energy Equipment & Services: 0.4%
204,414	Cal Dive
	International, Inc.*	1,330,735
Environmental Services: 1.3%
163,350	Republic Services, Inc.	4,049,447
Entertainment: 0.4%
328,200	CKX, Inc.*	1,204,494
Household & Personal Products: 2.2%
634,505	Prestige Brands
	Holdings, Inc.*	6,694,028
Industrial Distribution: 1.0%
84,100	Watsco, Inc.	3,229,440
Insurance: 10.5%
467,425	Assurant, Inc.	14,022,750
34,450	PartnerRe, Ltd.#	2,455,252
680,461	United America
	Indemnity, Ltd.*#	8,716,705
236,050	W.R. Berkley Corp.	7,317,550
		32,512,257
Machinery: 0.2%
20,000	Pentair, Inc.	473,400
Metals & Mining: 2.2%
86,000	Brush Engineered
	Materials, Inc.*	1,093,920
270,927	Carpenter
	Technology Corp.	5,564,841
		6,658,761
Oil & Gas Exploration & Production: 2.7%
5,626	ConocoPhillips	291,427
22,280	EOG Resources, Inc.	1,483,402
375,296	Rosetta
	Resources, Inc.*	2,657,096
192,000	Suncor Energy, Inc.#	3,744,000
		8,175,925
Real Estate: 0.2%
4,500	First Potomac
	Realty Trust	41,850
27,500	Urstadt Biddle
	Properties, Inc. -
	Class A	438,075
		479,925
Semiconductors &
Semiconductor Equipment: 0.9%
34,093	Rudolph
	Technologies, Inc. *	120,348
233,000	Tessera
	Technologies, Inc. *	2,768,040
		2,888,388
Thrifts & Mortgage Finance: 0.2%
60,000	BCSB Bancorp, Inc.*	522,600
3,500	OceanFirst
	Financial Corp.	58,100
		580,700

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at December 31, 2008 (Con’t)

Shares/Principal		Value
COMMON STOCKS: 36.9% (Con’t)
Transportation: 1.4%
211,930	Rush Enterprises,
	Inc. - Class A*	$1,816,240
295,798	Rush Enterprises,
	Inc. - Class B*	2,422,586
		4,238,826
TOTAL COMMON STOCKS
(cost $101,962,969)		113,862,571
INVESTMENT COMPANIES: 0.6%
217,078	NGP Capital
	Resources Co.
	(cost $2,889,007)	1,816,943
CONVERTIBLE BONDS: 24.3%
Automotive: 0.6%
$2,038,000	Sonic Automotive,
	Inc., 5.250%, 5/7/09	1,742,490
Communications Equipment: 2.0%
6,200,000	CommScope, Inc.,
	1.000%, 3/15/24	6,200,000
Data Storage Devices: 2.1%
7,315,000	Maxtor Corp.,
	6.800%, 4/30/10	6,546,925
Diversified Telecommunication Services: 1.5%
5,000,000	Level 3
	Communications, Inc.,
	6.000%, 9/15/09	4,550,000
Electrical Equipment: 1.7%
2,284,000	Avnet, Inc.,
	2.000%, 3/15/34	2,258,305
3,946,000	Wesco International,
	Inc., 2.625%, 10/15/25	3,102,543
		5,360,848
Environmental Services: 1.7%
5,643,000	Allied Waste
	Industries, Inc.,
	4.250%, 4/15/34	5,078,700
Media: 1.6%
4,897,000	Omnicom Group, Inc.,
	0.000%, 2/7/31	4,860,273
Metals & Mining: 0.2%
1,535,000	Coeur d’Alene
	Mines Corp.,
	1.250%, 1/15/24	460,500
Pharmaceuticals: 4.3%
14,316,000	Sepracor, Inc.,
	0.000%, 10/15/24	13,295,985
Semiconductor Equipment: 2.3%
7,243,000	Agere Systems, Inc.,
	6.500%, 12/15/09	7,143,409
Software: 6.3%
3,535,000	Amdocs Ltd.,
	0.500%, 3/15/24#	3,508,487
8,922,000	Digital River, Inc.,
	1.250%, 1/1/24	8,944,305
5,230,000	Magma Design
	Automation,
	2.000%, 5/15/10	3,013,788
4,119,000	Red Hat, Inc.,
	0.500%, 1/15/24	4,124,149
		19,590,729
TOTAL CONVERTIBLE BONDS
(cost $76,814,553)		74,829,859
CORPORATE BONDS: 22.3%
Automotive: 2.2%
4,412,000	Johnson Controls, Inc.,
	5.250%, 1/15/11	4,056,260
5,213,000	Sonic Automotive, Inc.,
	8.625%, 8/15/13	1,967,908
658,000	TRW, Inc.,
	6.250%, 1/15/10	654,773
		6,678,941
Business Equipment: 0.1%
221,000	Pitney Bowes
	Credit Corp.,
	8.550%, 9/15/09	229,335
Commercial Banks: 0.4%
1,160,000	National City Corp.,
	5.750%, 2/1/09	1,154,232

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at December 31, 2008 (Con’t)

Principal		Value
CORPORATE BONDS: 22.3% (Con’t)
Computers & Peripherals: 0.4%
$1,131,000	Sun Microsystems,
	Inc., 7.650%,
	8/15/09	$1,108,380
Diversified Financial Services: 0.5%
1,237,000	Stilwell Financial, Inc.,
	7.750%, 6/15/09	1,216,101
530,000	Waddell & Reed
	Financial, Inc.,
	5.600%, 1/15/11	474,744
		1,690,845
Diversified Gas Utilities: 0.1%
252,000	Energen Corp.,
	7.625%, 12/15/10	259,712
Diversified Telecommunication Services: 0.6%
1,908,000	Rogers
	Communications, Inc.,
	8.000%, 12/15/12#	1,836,450
Electric Utilities: 4.9%
4,913,000	Allegheny Energy
	Supply Co.,
	7.800%, 3/15/11	4,863,870
1,192,000	Aquila, Inc.,
	7.625%, 11/15/09	1,180,092
1,784,000	Aquila, Inc.,
	11.875%, 7/1/12	1,803,099
4,855,000	Constellation Energy
	Group, Inc.,
	6.125%, 9/1/09	4,805,435
307,000	Dominion Resources,
	Inc., 8.125%, 6/15/10	318,701
318,000	DPL, Inc.,
	8.000%, 3/31/09	319,282
1,845,000	Reliant Energy
	Reserve Corp.,
	7.750%, 2/15/11	1,766,772
		15,057,251
Electrical Equipment: 1.9%
3,374,000	Arrow Electronics,
	Inc., 9.150%, 10/1/10	3,303,193
530,000	Graftech Finance, Inc.,
	10.250%, 2/15/12	484,950
1,333,000	Jabil Circuit, Inc.,
	5.875%, 7/15/10	1,226,360
885,000	Tyco International
	Group, 6.375%,
	10/15/11#	870,450
		5,884,953
Energy Equipment: 0.2%
500,000	Baker Hughes, Inc.,
	6.250%, 1/15/09	500,341
Environmental Services: 0.9%
35,000	Allied Waste
	Industries, Inc.,
	6.500%, 11/15/10	33,790
151,000	Allied Waste
	Industries, Inc.,
	5.750%, 2/15/11	141,631
500,000	Allied Waste
	Industries, Inc.,
	6.375%, 4/15/11	475,247
1,464,000	Allied Waste
	Industries, Inc.,
	7.875%, 4/15/13	1,392,036
25,000	Republic Services,
	Inc., 7.125%, 5/15/09	25,305
604,000	Waste Management,
	Inc., 6.875%, 5/15/09	601,249
50,000	Waste Management,
	Inc., 7.375%, 8/1/10	50,688
		2,719,946
Household & Personal Products: 1.6%
5,339,000	Prestige Brands, Inc.,
	9.250%, 4/15/12	4,938,575
Insurance: 0.4%
1,669,000	Assurant, Inc.,
	5.625%, 2/15/14	1,269,685
Machinery: 0.0%
145,000	Briggs &
	Stratton Corp.,
	8.875%, 3/15/11	135,575

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at December 31, 2008 (Con’t)

Principal/Shares		Value
CORPORATE BONDS: 22.3% (Con’t)
Metals & Mining: 0.3%
$969,000	Carpenter
	Technology Corp.,
	6.650%, 6/7/10	$930,715
78,000	Massey Energy Co.,
	6.625%, 11/15/10	72,149
		1,002,864
Office Electronics: 3.3%
1,856,000	Xerox Corp.,
	9.750%, 1/15/09	1,854,146
1,000,000	Xerox Corp.,
	2.598%, 12/18/09	924,668
58,000	Xerox Corp.,
	6.600%, 3/15/11	50,401
54,000	Xerox Corp.,
	7.410%, 5/16/11	47,340
100,000	Xerox Corp.,
	6.875%, 8/15/11	86,490
8,572,000	Xerox Corp.,
	7.625%, 6/15/13	7,160,517
		10,123,562
Oil & Gas Exploration & Production: 1.4%
3,538,000	Pennzoil Co.,
	10.125%, 11/15/09	3,605,395
298,000	Swift Energy Co.,
	7.625%, 7/15/11	233,930
510,000	Texaco Capital, Inc.,
	5.500%, 1/15/09	510,529
		4,349,854
Oil & Gas Pipelines: 0.8%
1,296,000	El Paso Energy Corp.,
	6.375%, 2/1/09	1,295,927
187,000	El Paso Energy Corp.,
	6.750%, 5/15/09	185,263
560,000	El Paso Energy Corp.,
	7.000%, 5/15/11	512,279
834,000	Sonat, Inc.,
	7.625%, 7/15/11	764,559
		2,758,028
Printing: 0.8%
2,413,000	R.R. Donnelley
	& Sons Co.,
	3.750%, 4/1/09	2,367,450
Railroad: 0.8%
3,062,000	Westinghouse
	Air Brake
	Technologies Corp.,
	6.875%, 7/31/13	2,648,630
Retail: 0.1%
251,000	Safeway, Inc.,
	1.816%, 3/27/09	248,188
Utilities: 0.6%
1,807,000	Atmos Energy Corp.,
	4.000%, 10/15/09	1,770,079
TOTAL CORPORATE BONDS
(cost $74,426,854)		68,732,876
SHORT-TERM INVESTMENTS: 12.9%
Money Market Instruments
13,000,000	AIM Liquid Assets	13,000,000
13,000,000	AIM STIC
	Prime Portfolio	13,000,000
13,000,000	Fidelity Money
	Market Portfolio	13,000,000
854,835	First American Prime
	Obligations - Class Y	854,835
TOTAL SHORT-TERM
INVESTMENTS
(cost $39,854,835)		39,854,835
TOTAL INVESTMENTS
IN SECURITIES
(cost $295,948,218): 97.0%		299,097,084
Other Assets less Liabilities: 3.0%		9,097,887
NET ASSETS: 100.0%		$308,194,971

*	Non-income producing security.
#	U.S. security of foreign issuer.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2008

ASSETS
Investments in securities, at value (cost $295,948,218)	$299,097,084
Cash	5,368,125
Receivables:
Securities sold	4,464
Fund shares sold	3,011,918
Dividends and interest	2,143,840
Prepaid expenses	26,696
Total assets	309,652,127

LIABILITIES
Payables:
Due to affiliate (Note 5)	184,699
Securities purchased	742,420
Fund shares redeemed	359,250
Accrued expenses	170,787
Total liabilities	1,457,156

NET ASSETS	$308,194,971

Capital shares issued and outstanding
(60,000,000 shares authorized, $0.01 par value)	15,138,471

Net asset value, offering and redemption price per share	$20.36

COMPONENTS OF NET ASSETS
Capital stock at par value	$151,385
Paid-in capital	308,613,515
Accumulated net investment income	1,076,718
Undistributed net realized loss on investments	(4,795,513)
Net unrealized appreciation on investments	3,148,866
NET ASSETS	$308,194,971

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

STATEMENT OF OPERATIONS For the Year Ended December 31, 2008

INVESTMENT INCOME
Income
Interest	$6,825,621
Dividends (net of foreign withholding taxes of $5,380)	1,531,639
Total income	8,357,260

Expenses
Advisory fees (Note 5)	1,946,841
Transfer agent fees (Note 6)	259,137
Administration fees	213,933
Fund accounting fees	66,388
Administration fees - Corbyn (Note 5)	56,038
Custody fees	41,762
Reports to shareholders	34,888
Legal fees	30,510
Blue sky fees	26,915
Audit fees	25,000
Directors fees	20,500
Miscellaneous fees	16,090
Insurance fees	14,225
Registration fees	4,025
Total expenses	2,756,252
Net investment income	5,601,008

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(4,431,162)
Change in net unrealized
appreciation/depreciation on investments	(36,830,320)
Net realized and unrealized loss on investments	(41,261,482)
Net decrease in net assets resulting from operations	$(35,660,474)

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$5,601,008	$5,921,394
Net realized gain (loss) on investments	(4,431,162)	6,802,433 *
Change in net unrealized
appreciation/depreciation on investments	(36,830,320)	853,163 *
Net increase (decrease) in net assets
resulting from operations	(35,660,474)	13,576,990

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(4,323,046)	(6,053,466)
From net realized gain	(1,723,623)	(5,657,768)
Total distributions to shareholders	(6,046,669)	(11,711,234)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived
from net change in outstanding shares (a)+	92,024,547	12,120,099
Total increase in net assets	50,317,404	13,985,855

NET ASSETS
Beginning of year	257,877,567	243,891,712
End of year (including accumulated
net investment income (loss) of
$1,076,718 and $(198,729), respectively)	$308,194,971	$257,877,567

(a)	A summary of capital share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2008		December 31, 2007
	Shares	Value	Shares	Value
Shares sold	6,908,031	$149,546,293	2,144,163	$51,718,315
Shares issued in reinvestment
of distributions	272,476	5,966,021	437,963	10,439,468
Shares redeemed +	(2,973,924)	(63,487,767)	(2,061,417)	(50,037,684)
Net increase	4,206,583	$92,024,547	520,709	$12,120,099

*
A reclassification of $2,701,646 decreased Net Realized Gain on Investments and increased the Change in Net Unrealized Appreciation/Depreciation on Investments. The reclassification had no impact on net assets.

+	Net of redemption fees of $238,604 and $11,271, respectively.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated
FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended December 31,
	2008	2007	2006	2005	2004
Net asset value,
beginning of year	$23.59	$23.43	$21.57	$20.91	$19.96

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.43	0.55	0.53	0.47	0.52
Net realized and unrealized
gain (loss) on investments	(3.18)	0.70	2.10	0.88	1.18
Total from
investment operations	(2.75)	1.25	2.63	1.35	1.70

LESS DISTRIBUTIONS:
From net investment income	(0.34)	(0.56)	(0.58)	(0.44)	(0.56)
From net realized gain	(0.16)	(0.53)	(0.19)	(0.25)	(0.19)
Total distributions	(0.50)	(1.09)	(0.77)	(0.69)	(0.75)
Paid-in capital from
redemption fees (Note 1)	0.02	—*	—*	—*	—*
Net asset value,
end of year	$20.36	$23.59	$23.43	$21.57	$20.91
Total return	(11.72)%	5.32%	12.29%	6.57%	8.69%

RATIOS/SUPPLEMENTAL DATA:
Net assets,
end of year (millions)	$308.2	$257.9	$243.9	$157.6	$132.5
Ratio of expenses to
average net assets	1.06%	1.03%	1.07%	1.16%	1.06%
Ratio of net
investment income
to average net assets	2.15%	2.24%	2.56%	2.30%	2.60%
Portfolio turnover rate	47.11%	53.75%	38.58%	36.22%	35.21%

*	Amount less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS December 31, 2008

Note 1 - Significant Accounting Policies

Greenspring Fund, Incorporated (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund is organized as a Maryland corporation and commenced operations on July 1, 1983.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

Investment transactions and related investment income - Investment transactions are recorded on the trade date.  Dividend income is recorded on the ex-dividend date and interest income, including amortization of premiums and accretion of discounts, is recorded on the accrual basis.  Dividends determined to be a return of capital are recorded as a reduction of the cost basis of the security. Realized gains and losses from investment transactions are reported on an identified cost basis.

Valuation of investments - Securities listed on a national securities exchange or the NASDAQ National Market are valued at the last reported sale price or the official closing price for certain markets on the exchange of major listing as of the close of the regular session of the New York Stock Exchange.

Securities that are traded principally in the over-the-counter market, listed securities for which no sale was reported on the day of valuation, and listed securities whose primary market is believed by Corbyn Investment Management, Inc. (“Corbyn” or the “Adviser”) to be over-the-counter are valued at the mean of the closing bid and asked prices obtained from sources that the Adviser deems appropriate.

Short-term investments are valued at amortized cost, which approximates fair market value.  The value of securities that mature, or have an announced call, within 60 days will be valued at market value.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser as directed by the Board of Directors.

In determining fair value, the Adviser, as directed by the Board of Directors, considers all relevant qualitative and quantitative information available.  These factors are subject to change over time and are reviewed periodically.  The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments.  Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS December 31, 2008 (Con’t)

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), effective January 1, 2008.  SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2008:

		Significant		Carrying
	Quoted Prices	Other	Significant	Value at
	in Active	Observable	Unobservable	December 31,
	Markets	Inputs	Inputs	2008
	Level 1	Level 2	Level 3	Total
Common Stocks	$113,862,571	$—	$—	$113,862,571
Investment Companies	1,816,943	—	—	1,816,943
Convertible Bonds	—	74,829,859	—	74,829,859
Corporate Bonds	—	68,732,876	—	68,732,876
Short-Term Investments	39,854,835	—	—	39,854,835
Total	$155,534,349	$143,562,735	$—	$299,097,084

Dividends and distributions to stockholders - The Fund records dividends and distributions to stockholders on the ex-dividend date.

Redemption fees - The Fund’s Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Fund is intended for long-term investors.  The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.  The Fund reserves the right to decline a purchase order for any reason.

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS December 31, 2008 (Con’t)

“Market-timers” who engage in frequent purchases and redemptions over a short period can disrupt the Fund’s investment program by requiring the Fund to have excess cash on hand or to liquidate holdings to accommodate redemptions.  In addition, frequent purchases and redemptions may impede efficient Fund management and create additional transaction costs that are borne by all shareholders. To the extent that the Fund invests a significant portion of it’s assets in small-cap securities or high-yield bonds, it may be subject to the risks of market timing more than a fund that does not.   Therefore, the Fund imposes a 2% redemption fee for shares held 60 days or less.  The fee is deducted from the seller’s redemption proceeds and deposited into the Fund to help offset brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading.  All shareholders are subject to these restrictions regardless of whether you purchased your shares directly from the Fund or through a financial intermediary.  However, the Fund is limited in its ability to determine whether trades placed through financial intermediaries may signal excessive trading.  Accordingly, the Fund may not be able to determine whether trading in combined orders or in omnibus accounts is contrary to the Fund’s policies.  The Fund reserves the right to reject combined or omnibus orders in whole or in part.

The “first-in, first-out” method is used to determine the holding period.  Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.  If the holding period for shares purchased is 60 days or less, the fee will be charged.  The redemption fee may be modified or discontinued at any time, in which case, shareholders will be notified.

In compliance with Rule 22c-2 under the 1940 Act, Quasar Distributors, LLC, on behalf of the Fund, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediaries must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its frequent trading policies.

The fee does not apply to shares acquired through the reinvestment of dividends or other distributions, or shares redeemed pursuant to a systematic withdrawal plan or a mandatory IRA distribution.

Risk of loss arising from indemnifications - In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS December 31, 2008 (Con’t)

Note 2 - Dividends and Distributions

It is the Fund’s policy to declare dividends from net investment income and distributions from net realized gains as determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.  Accordingly, periodic reclassifications are made within the portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

On July 23, 2008 an income dividend of $0.19 per share, a short-term capital gain distribution of $0.15235 per share and a long-term capital gain distribution of $0.00648 per share were declared, payable on July 24, 2008 to shareholders of record on July 22, 2008.  Additionally, on December 18, 2008, an income dividend of $0.15503 per share, was declared, payable on December 19, 2008 to shareholders of record on December 17, 2008.  The tax character of distributions paid during the years ended December 31, 2008 and 2007 were as follows:

Distributions paid from:	December 31, 2008	December 31, 2007
Ordinary income	$5,976,454	$6,554,697
Long-term capital gain	70,215	5,156,537

These dividends are either distributed to shareholders or reinvested by the Fund in additional shares of common stock, which are issued to shareholders.  For those shareholders reinvesting the dividends, the number of shares issued is based on the net asset value per share as of the close of business on the ex-dividend date.

Note 3 - Purchases and Sales of Investments

For the year ended December 31, 2008, purchases and sales of investments, other than short-term investments, aggregated $190,791,982 and $104,381,484, respectively.

Note 4 - Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies.  Accordingly, the Fund intends to distribute substantially all of its taxable income.  Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS December 31, 2008 (Con’t)

expense in the current year.  The Fund has analyzed its tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005 through 2008) for purposes of FIN 48 and has concluded that no provision for income tax is required in the financial statements.

Required Fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes.

Accordingly, the composition of net assets and distributions on a tax basis may differ from those reflected in the accompanying financial statements.  As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$296,606,902
Gross tax unrealized appreciation	31,548,783
Gross tax unrealized depreciation	(29,058,601)
Net tax unrealized appreciation	2,490,182
Undistributed ordinary income	1,735,402
Undistributed long-term capital gain	—
Total distributable earnings	1,735,402
Other accumulated gains/(losses)	(4,795,513)
Total accumulated earnings/(losses)	$(569,929)

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2008, the Fund decreased accumulated net investment income by $2,515, and increased undistributed net realized loss on investments by $2,515.

As of December 31, 2008, the Fund had a capital loss carryforward of $3,506,803, which if not offset by subsequent capital gains, will expire on December 31, 2016.

The Fund incurred a loss for tax purposes of $1,288,710 for the period from November 1, 2008 to December 31, 2008.  As permitted by tax regulations, the Fund intends to elect to defer and treat these losses as arising in the fiscal year ending December 31, 2009.

Unaudited - The Fund designates 24.07% of dividends declared from net investment income during the fiscal year ended December 31, 2008 as qualified income under Jobs and Growth Tax Relief Reconciliation Act of 2003.  For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended December 31, 2008, which is designated as qualifying for the dividends-received deduction, is 22.56%.  For foreign shareholders in the Fund, for the year

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS December 31, 2008 (Con’t)

ended December 31, 2008, 75.86% of the ordinary distributions paid qualify as interest related dividends under the Internal Revenue Code Section 871(k)(1)(c), and 27.66% of the ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c).

Note 5 - Transactions with Related Parties

Corbyn serves as the Fund’s investment adviser.  Under an agreement between the Fund and Corbyn, the Fund pays Corbyn a fee of 0.75% of the first $250 million of average daily net assets, 0.70% of average daily net assets between $250 million and $500 million and 0.65% of average daily net assets in excess of $500 million, which is computed daily and paid monthly.  For the year ended December 31, 2008, the Fund incurred $1,946,841 in advisory fees.

The Fund has also entered into a Services Agreement with Corbyn to provide various administrative services.  As compensation, the Fund pays Corbyn a fee of $2,500 per month plus 0.01% of average daily net assets, which is computed daily and paid monthly.  For the year ended December 31, 2008, the Fund incurred $56,038 in administrative fees to Corbyn.

At December 31, 2008, investors for whom Corbyn was investment adviser held 823,502 shares of the Fund’s common stock.

Note 6 - Shareholder Servicing Fees

Both the Fund and Corbyn have entered into various Shareholder Servicing Agreements, whereby a fee is paid to certain service agents who administer omnibus accounts for indirect shareholders of the Fund.  The Board of Directors has authorized the Fund to pay the amount of the fees it estimates the Fund would have been charged by its transfer agent for administering the accounts on an individual basis.  The amount is included in “Transfer agent fees” on the accompanying Statement of Operations.  For the year ended December 31, 2008, the Fund incurred $184,167 of such fees.

Note 7 - New Accounting Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008.  SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  Management is currently evaluating the implications of SFAS 161.  The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

Greenspring Fund, Incorporated

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders
Greenspring Fund, Incorporated
Lutherville, Maryland

We have audited the accompanying statement of assets and liabilities of the Greenspring Fund, Incorporated (the “Fund”), including the portfolio of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where brokers did not reply.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Greenspring Fund, Incorporated as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 11, 2009

Greenspring Fund, Incorporated
Basic Information About Fund Directors and Officers
(Unaudited)

The Board of Directors supervises the management of the Fund.  The following list summarizes information on the directors and officers of the Fund for the past five years.  The address of each is 2330 West Joppa Road, Suite 110, Lutherville, MD 21093.  The Fund’s Statement of Additional Information contains additional information about Fund directors and is available, without charge, upon request, by calling the Fund at (800) 366-3863, or by emailing the Fund at greenspring@greenspringfund.com.

Name, Address and	Position Held with	Term of Office and	Principal Occupation(s)	Other
Date of Birth	the Fund	Length of Time Served	During the Past Five Years	Directorships
Term of Director
Until next Annual Meeting of
Stockholders and thereafter until a
successor is elected.
Term of Officer
One year

Interested Directors/Officers
Charles vK. Carlson	President	From March 1993 to present.	President and Director of the	None
49	Chairman of the Board	From January 1994 to present.	Fund’s Adviser.
	Chief Executive Officer	From February 1994 to present.
	Director	From March 1987 to present.
William E. Carlson	Director	From February 1994 to present.	President of Shapiro Sher	None
51			Guinot & Sandler (a law firm)
from February 1999 to present.
Partner of Shapiro Sher Guinot
& Sandler from February 1990
to present.
Michael J. Fusting	Sr. Vice President	From May 1998 to present.	Sr. Vice President and Managing	None
47	Chief Financial Officer	From February 1994 to present.	Director of the Fund’s Adviser.
	Director	From March 1992 to present.
Richard Hynson, Jr.	Director	From March 1985 to present.	Sr. Vice President and Managing	None
64			Director of the Fund’s Adviser.

Greenspring Fund, Incorporated

Name, Address and	Position Held with	Term of Office and	Principal Occupation(s)	Other
Date of Birth	the Fund	Length of Time Served	During the Past Five Years	Directorships
Term of Director
Until next Annual Meeting of
Stockholders and thereafter until a
successor is elected.
Term of Officer
One year

Disinterested Directors
David T. Fu	Director	From May 1990 to present.	Managing Director of Kanturk Partners,	None
52			LLC (a merchant bank) from February
2004 to present. Managing Director of
Galway Partners LLC (a merchant
bank) from May 2001 to January 2004.
Sean T. Furlong	Director	From March 2003 to present.	Director of Finance and Administration	None
43			at the Gilman School from June 2003 to
present.
Michael P. O’Boyle	Director	From July 2000 to present.	President of UnitedHealth Networks, a	None
52			division of UnitedHealthcare (a
managed health care company) from
May 2008 to present. Chief Operating
Officer of The Cleveland Clinic
Foundation (world-renowned non-profit
provider of health care services,
education and research) and The
Cleveland Clinic Health System from
July 2005 to March 2008. Chief
Financial Officer of The Cleveland
Clinic Foundation and The Cleveland
Clinic Health System from October
2001 to June 2005.

Greenspring Fund, Incorporated

Name, Address and	Position Held with	Term of Office and	Principal Occupation(s)	Other
Date of Birth	the Fund	Length of Time Served	During the Past Five Years	Directorships
Term of Director
Until next Annual Meeting of
Stockholders and thereafter until a
successor is elected.
Term of Officer
One year

Officers
Elizabeth Agresta Swam	Secretary	From May 1998 to present.	Employee of the Fund’s Adviser	None
41	and Treasurer		from May 1998 to present.
	AML Officer	From July 2002 to present.
	Chief Compliance	From July 2004 to present.
Officer

Greenspring Fund, Incorporated

Greenspring Fund, Incorporated
Performance Since Inception on
July 1, 1983 through December 31, 2008
(Unaudited)

HOW $10,000 INVESTED ON 7/1/83 WOULD HAVE GROWN*

*
Figures include changes in principal value, reinvested dividends and capital gains distributions.  Past expense limitations increased the Fund’s return.  This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund since inception through December 31, 2008.  The total value of $112,484 assumes the reinvestment of dividends and capital gains, but does not reflect the effect of any redemption fees.  This chart does not imply any future performance.

Average annual total returns for the one, three, five and ten year periods ended December 31, 2008 were -11.72%, 1.45%, 3.87% and 6.93%, respectively.  Average annual returns for more than one year assume a compounded rate of return and are not the Fund’s year-by-year results, which fluctuated over the periods shown.  Returns do not reflect taxes that shareholders may pay on Fund distributions or redemption of Fund shares.

Greenspring Fund, Incorporated
2330 West Joppa Road, Suite 110
Lutherville, MD 21093
(410) 823-5353
(800) 366-3863
www.greenspringfund.com

The Fund’s proxy voting policies and procedures, as well as its proxy voting record for the most recent 12 month period ended June 30, are available without charge, upon request, by contacting the Fund at (800) 366-3863 or greenspring@greenspringfund.com.  The Fund will send the information within three business days of receipt of the request, by first class mail or other means designed to ensure equally prompt delivery.  The Fund’s proxy voting record is also available on the Commission’s website at http://www.sec.gov.  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the Commission’s website and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.  The Fund’s first and third quarter reports are available on its website at www.greenspringfund.com.

DIRECTORS
Charles vK. Carlson, Chairman
William E. Carlson
David T. Fu
Sean T. Furlong
Michael J. Fusting
Richard Hynson, Jr.
Michael P. O’Boyle

OFFICERS
Charles vK. Carlson
President and Chief Executive Officer

Michael J. Fusting
Sr. Vice President and
Chief Financial Officer

Elizabeth Agresta Swam
Chief Compliance Officer,
Secretary, Treasurer
and AML Officer

INVESTMENT ADVISER
Corbyn Investment Management, Inc.
2330 West Joppa Road, Suite 108
Lutherville, MD 21093-7207

ADMINISTRATOR,
FUND ACCOUNTANT AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 N. RiverCenter Dr., Suite 302
Milwaukee, WI 53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL
K&L Gates LLP
1601 K Street NW
Washington, DC 20006

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Sean T. Furlong is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services or other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed, or expected to be billed, for each of the last two fiscal years for audit fees, audit-related fees, tax fees or other fees by the principal accountant:

	FYE 12/31/2008	FYE 12/31/2007
Audit Fees	$22,100	$20,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,900	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time, permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2008	FYE 12/31/2007
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Greenspring Fund, Incorporated

By (Signature and Title)*    /s/ Charles vK. Carlson
Charles vK. Carlson, Chief Executive Officer

Date   March 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Charles vK. Carlson
Charles vK. Carlson, Chief Executive Officer

Date   March 4, 2009

By (Signature and Title)*    /s/ Michael J. Fusting
Michael J. Fusting, Chief Financial Officer

Date   March 4, 2009

* Print the name and title of each signing officer under his or her signature.